UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 31, 2009

NEULION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Canada

(State or Other Jurisdiction of Incorporation)

000-53620	98-0469479
(Commission File Number)	(IRS Employer Identification No.)

1600 Old Country Road, Plainview, NY	11803
(Address of Principal Executive Offices)	(Zip Code)

(516) 622-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 2.01.              Completion of Acquisition or Disposition of Assets.

On October 31, 2009, NeuLion, Inc. (“NeuLion”) consummated the acquisition by way of a plan of arrangement of all of the outstanding securities of Interactive Netcasting Systems Inc., a corporation existing under the federal laws of Canada (“INSINC”), pursuant to the Acquisition Agreement, dated as of October 5, 2009, among NeuLion, INSINC and Hugh Dobbie, Jr. (the “Acquisition Agreement”).

Pursuant to the Acquisition Agreement and the plan of arrangement implemented in connection therewith, in exchange for all of the outstanding securities of INSINC, shareholders of INSINC are entitled to receive an aggregate of CDN $2,053,734.19 in cash, 6 million common shares of NeuLion (the “NeuLion Shares”), one million common share purchase warrants to acquire NeuLion Shares at USD $1.35 per share and 500,000 common share purchase warrants to acquire NeuLion Shares at USD $1.80 per share (such aggregate of 1,500,000 warrants, the “Warrants”).

Upon consummation of the acquisition, INSINC became a direct, wholly-owned subsidiary of NeuLion and Mr. Dobbie became an employee of NeuLion.

A copy of the press release issued in connection with the announcement of the consummation of the acquisition is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 3.02.              Unregistered Sales of Equity Securities

The information set forth under “Item 2.01. Completion of Acquisition or Disposition of Assets” is incorporated by reference into this Item 3.02.

The issuance of the NeuLion Shares and the Warrants is exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended.  Section 3(a)(10) exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom the securities will be issued have the right to appear. The Supreme Court of British Columbia in Vancouver, Canada, in its Final Order issued on October 30, 2009, approved the arrangement for the issuance and exchange of securities set forth in the plan of arrangement and declared that it was fair to shareholders of INSINC.

Item 9.01.              Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Financial statements required by this item will be filed by amendment of this Form 8-K not later than 71 calendar days after the date hereof.

(b) Pro forma financial information.

Pro forma financial information required by this item will be filed by amendment of this Form 8-K not later than 71 calendar days after the date hereof.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release dated November 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEULION, INC.

Date: November 2, 2009	By:	/s/ Roy E. Reichbach
		Name:	Roy E. Reichbach
		Title:	General Counsel and Corporate Secretary